FOR IMMEDIATE RELEASE Page 1 of 3 Rockley Photonics Announces Receipt of Notice from NYSE of Non- Compliance with Continued Listing Standards OXFORD, England, and PASADENA, Calif., October 24, 2022 – Rockley Photonics Holdings Limited (NYSE: RKLY) (“Rockley”), a global leader in photonics-based health monitoring and communications solutions, today announced that it received a notice from the New York Stock Exchange (“NYSE”) on October 18, 2022 indicating that the Company is not in compliance with NYSE’s continued listing standards, which require common stock to maintain a minimum average closing price of $1.00 per share over a consecutive 30-day trading period. The notice has no immediate impact on the listing of Rockley’s common stock on the NYSE, subject to the Company’s compliance with the NYSE’s other continued listing requirements, except that its ticker symbol will have an added designation of “.BC” to indicate the status of its ordinary shares as below compliance with the NYSE continued listing standards. The “.BC” indicator will be removed when it regains compliance. Rockley intends to respond to the NYSE within ten business days of receipt of the notice of its intent to cure the deficiency and is considering a number of available alternatives to regain compliance, including but not limited to, a reverse stock split, subject to shareholder approval. Pursuant to 802.01C of the NYSE’s Listed Company Manual, Rockley has a period of six months following the receipt of the notice to regain compliance with the minimum share price requirement. The Company may regain compliance at any time during the six- month cure period if on the last trading day of any calendar month during the six-month cure period its common stock has a closing share price of at least $1.00 and an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of that month. If Rockley is unable to regain compliance with the $1.00 share price rule within this period, the NYSE may initiate procedures to suspend and delist its common stock. About Rockley Photonics A global leader in photonics-based health monitoring and communications solutions, Rockley Photonics is developing a comprehensive range of photonic integrated circuits and associated modules, sensors, and full-stack solutions. From next-generation sensing platforms specifically designed for mobile health monitoring and machine vision to high- speed, high-volume solutions for data communications, Rockley is laying the foundation for

FOR IMMEDIATE RELEASE Page 2 of 3 a new generation of applications across multiple industries. Rockley believes that photonics will eventually become as pervasive as micro-electronics, and it has developed a platform with the power and flexibility needed to address both mass markets and a wide variety of vertical applications. Formed in 2013, Rockley is uniquely positioned to support hyper-scale manufacturing and address a multitude of high-volume markets. Rockley has partnered with numerous tier-1 customers across a diverse range of industries to deliver the complex optical systems required to bring transformational products to market. To learn more about Rockley, visit rockleyphotonics.com. Cautionary Note Regarding Forward-Looking Statements Statements in this press release that are not historical facts constitute “forward-looking statements” for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding Rockley’s future expectations, beliefs, plans, objectives, and assumptions regarding future events or performance. The words “accelerate,” “advance,” “anticipate,” “believe,” “can,” “capability,” “continue,” “could,” “develop,” “enable,” “enhance”, “estimate,” “eventual,” “expand, “expect,” “focus,” “forward,” “future,” “goal,” “ground-breaking” “intend,” “may,” “might,” “opportunity,” “outlook,” “plan,” “possible,” “position,” “potential,” “predict,” “project,” “revolutionize,” “seem,” “should,” “trend,” “vision,” “will,” “would” or other terms that predict or indicate future events, trends, or expectations, and similar expressions or the negative of such expressions may identify forward-looking statements, but the absence of these words or terms does not mean that a statement is not forward-looking. Forward-looking statements in this press release include, but are not limited to, statements regarding the following: (a) our intent to regain compliance with the NYSE’s continued listing requirements; (b) our ability to obtain shareholder approval of a reverse stock split; (c) our belief that we are laying the foundation for a new generation of applications across multiple industries, and the extent to which we may expand our focus beyond biosensing solutions; (d) our belief that photonics will eventually become as pervasive as micro- electronics; and (e) our potential to support hyper-scale manufacturing, address a multitude of high-volume markets, and deliver the complex optical systems required to bring transformational products to market. Forward-looking statements are subject to several risks, assumptions, and uncertainties (many of which are beyond Rockley’s control) that may cause actual results or performance to differ materially from those expressed or implied by these forward-looking statements. These risks, assumptions, and uncertainties include, but are not limited to, the factors

FOR IMMEDIATE RELEASE Page 3 of 3 described under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021, and in other documents we file with the Securities and Exchange Commission. If any of these risks or uncertainties materialize, or should any of these assumptions prove incorrect, actual results may differ materially from those discussed in or implied by these forward-looking statements. There can be no assurance that future developments affecting Rockley will be those that have been anticipated. Given these risks and uncertainties, you should not place undue reliance on these forward-looking statements. These forward-looking statements speak only as of the date hereof and Rockley does not intend to update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except as required by law. ### Contact Information Media Debra Raine Rainemakers Telephone: +1 415-349-7432 Email: rockleyphotonics@rainemakers.com Investors Gwyn Lauber Rockley Photonics Telephone: +1 626-995-0001 Email: investors@rockleyphotonics.com